Rule 497(d)


                                     FT 471



               Supplement to the Prospectus dated October 5, 2000

Notwithstanding anything to the contrary in the Prospectus, all shares of Enron Corp. ("ENE") and all shares of Williams Communications Group, Inc. ("WCG") have been removed from Utilities Income Portfolio, Series 3 for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

During the initial offering period, unit holders of other unit investment trusts having a similar strategy as the Trust or Trusts in the Prospectus may utilize their termination proceeds to purchase Units of the Trust or Trusts at the reduced sales charge applicable to investors purchasing Units using redemption or termination proceeds from First Trust unit investment trusts.
In addition, Fee Accounts Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.



December 5, 2001